SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 31, 2003

                     United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                   000-25365
                            (Commission File Number)

                                   98-0191997
                    (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                The Netherlands
             (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit Number             Description

             99.1 Investor presentation, dated March 31, 2003, relating to the results of United Pan-Europe Communications N.V. for the fourth quarter and year ended December 31, 2002.




Item 9. Regulation FD Disclosure. (Information furnished under this Item 9 is being furnished solely under Item 12)

     On March 31, 2003, United Pan-Europe Communications N.V. (the "Company") held a conference call on which it discussed its operating and financial results for the fourth quarter and year ended December 31, 2002. As announced in a prior notification, the Company posted on its website an investor presentation (the "Investor Presentation"). A copy of the Investor Presentation setting forth information regarding its operating and financial results for the fourth quarter and year ended December 31, 2002 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. The Investor Presentation and portions of this Current Report on Form 8-K relating thereto are furnished under
Item 12 of this Current Report on Form 8-K.

     The Investor Presentation contained information on the Company's Adjusted EBITDA results, which is considered a non-generally accepted accounting principles ("GAAP") financial measure under the rules and regulations of the U.S. Securities and Exchange Commission, as well as information on the Company's operating losses, which the Company considers to be the Company's GAAP financial measure most directly comparable to Adjusted EBITDA, and a reconciliation of the Company's Adjusted EBITDA and operating results.

     Adjusted EBITDA is not a GAAP financial measure. Adjusted EBITDA represents net operating earnings before depreciation, amortization, stock-based compensation charges, and impairment and restructuring charges. Adjusted EBITDA is a management tool used by the Company's chief decision-makers to monitor the Company's financial performance, to measure segment profitability and performance. It is also used as part of the calculation of the Company's performance against senior bank facility covenants.

     The Company's management believes that Adjusted EBITDA is meaningful to investors because it provides an analysis of financial results using the same measures used by the Company's chief decision makers, that Adjusted EBITDA provides investors with the means to evaluate the Company's financial results compared to other companies within the same industry and that it is common practice for institutional investors and investment bankers to use various multiples of current or projected Adjusted EBITDA for purposes of estimating current or prospective enterprise value. The Company's calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to GAAP measure of operating profit or income as a measure of performance, or to cash flows from operating investing and financing activities as a measure of liquidity. In addition, Adjusted EBITDA does not take into


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account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Adjusted EBITDA excludes non-cash and cash stock-based compensation charges, which result from variable plan accounting for certain of the stock option and phantom stock option plans of the Company and its subsidiaries. The presentation of Adjusted EBITDA is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

     The Investor Presentation contains forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. These risks and uncertainties could cause actual events and the Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intenti ons. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

     The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit facilities and arrangements; the ability to fund, develop and execute the Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate its plan of reorganization (the "Plan") under the United States Bankruptcy Code and its plan of compulsory composition (Akkoord) (the "Akkoord") under the Dutch Bankruptcy Code (Faillissementswet); the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the United States Bankruptcy Court for the Southern District of New York or the Amsterdam Court (Rechtbank) to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and


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compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third-party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the United States Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in the Investor Presentation.

     The above information can also be obtained from the Company's website at http://www.upccorp.com.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.6 of Form 8-K, the information in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                          By: /s/ Anton A.M. Tuijten
                                          Name: Anton A.M. Tuijten
                                          Title: Member of the Board of
                                                 Management and General Counsel



Dated:  April 1, 2003




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                                    EXHIBIT INDEX

            Exhibit Number          Description

            99.1 Investor Presentation, dated March 31, 2003, relating to the results of United Pan-Europe Communications N.V. for the fourth quarter and year ended December 31, 2002.













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